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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-78075, 333-61617, 333-42890 and 333-42976 of US LEC Corp. on Form S-8 of our
report dated February 24, 2003 (March 20, 2003 as to second paragraph in Note
13), appearing in the Annual Report on Form 10-K of US LEC Corp. for the year ended December 31, 2002.



/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 31, 2003